                             Two World Trade Center
                            New York, New York 10048


                                          February 9, 1999

Morgan Stanley Dean Witter Services Company Inc.
Two World Trade Center
New York, New York 10048


Re: MORGAN STANLEY DEAN WITTER REAL ESTATE FUND (THE "FUND")


Dear Sirs:

      Please be advised that, having entered into an Investment Management Agreement with the Fund, we wish to retain you to perform administrative services in respect of the Fund under our Services Agreement with you, dated April 17, 1995 and as amended June 22, 1998 (attached hereto), for the fee set forth in Schedule B to said agreement, as amended from time to time. It is agreed that no compensation will be paid by the Fund for such services.

      Your execution of this letter, where indicated, shall constitute notification to us of your willingness to render administrative services in respect to the Fund under the attached Services Agreement, in consideration of the above-stated compensation.


                                    Very truly yours,

                                    Morgan Stanley Dean Witter Advisors Inc.


                                    By:______________________________________



ACCEPTED: Morgan Stanley Dean Witter Services Company Inc.


By:_______________________________________

                               SERVICES AGREEMENT

     AGREEMENT made as of the 17th day of April, 1995, and amended as of June 22, 1998, by and between Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation (herein referred to as "MSDW Advisors"), and Morgan Stanley Dean Witter Services Company Inc., a Delaware corporation (herein referred to as "MSDW Services").

     WHEREAS, MSDW Advisors has entered into separate agreements (each such agreement being herein referred to as an "Investment Management Agreement") with certain investment companies as set forth on Schedule A (each such investment company being herein referred to as a "Fund" and, collectively, as the "Funds") pursuant to which MSDW Advisors is to perform, or supervise the performance of, among other services, administrative services for the Funds (and, in the case of Funds with multiple portfolios, the Series or Portfolios of the Funds (such Series and Portfolio being herein individually referred to as "a Series" and, collectively, as "the Series"));

     WHEREAS, MSDW Advisors desires to retain MSDW Services to perform the administrative services as described below; and

     WHEREAS, MSDW Services desires to be retained by MSDW Advisors to perform such administrative services:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. MSDW Services agrees to provide administrative services to each Fund as hereinafter set forth. Without limiting the generality of the foregoing, MSDW Services shall (i) administer the Fund's business affairs and supervise the overall day-to-day operations of the Fund (other than rendering investment advice); (ii) provide the Fund with full administrative services, including the maintenance of certain books and records, such as journals, ledger accounts and other records required under the Investment Company Act of 1940, as amended (the "Act"), the notification to the Fund and MSDW Advisors of available funds for investment, the reconciliation of account information and balances among the Fund's custodian, transfer agent and dividend disbursing agent and MSDW Advisors, and the calculation of the net asset value of the Fund's shares; (iii) provide the Fund with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Fund; (iv) oversee the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent, as well as accounting, auditing and other services; (v) provide the Fund with adequate general office space and facilities; (vi) assist in the preparation and the printing of the periodic updating of the Fund's registration statement and prospectus (and, in the case of an open-end Fund, the statement of additional information), tax returns, proxy statements, and reports to its shareholders and the Securities and Exchange Commission; and (vii) monitor the compliance of the Fund's investment policies and restrictions.

     In the event that MSDW Advisors enters into an Investment Management Agreement with another investment company, and wishes to retain MSDW Services to perform administrative services hereunder, it shall notify MSDW Services in writing. If MSDW Services is willing to render such services, it shall notify MSDW Advisors in writing, whereupon such other Fund shall become a Fund as defined herein.

     2. MSDW Services shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of MSDW Services shall be deemed to include officers of MSDW Services and persons employed or otherwise retained by MSDW Services (including officers and employees of MSDW Advisors, with the consent of MSDW Advisors) to furnish services, statistical and other factual data, information with respect to technical and scientific developments, and such other information, advice and assistance as MSDW Services may desire. MSDW Services shall maintain each Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, MSDW Services shall surrender to MSDW Advisors or to the Fund such of the books and records so requested.

y14068

     3. MSDW Advisors will, from time to time, furnish or otherwise make available to MSDW Services such financial reports, proxy statements and other information relating to the business and affairs of the Fund as MSDW Services may reasonably require in order to discharge its duties and obligations to the Fund under this Agreement or to comply with any applicable law and regulation or request of the Board of Directors/Trustees of the Fund.

     4. For the services to be rendered, the facilities furnished, and the expenses assumed by MSDW Services, MSDW Advisors shall pay to MSDW Services monthly compensation calculated daily (in the case of an open-end Fund) or weekly (in the case of a closed-end Fund) by applying the annual rate or rates set forth on Schedule B to the net assets of each Fund. Except as hereinafter set forth, (i) in the case of an open-end Fund, compensation under this Agreement shall be calculated by applying 1/365th of the annual rate or rates to the Fund's or the Series' daily net assets determined as of the close of business on that day or the last previous business day and (ii) in the case of a closed-end Fund, compensation under this Agreement shall be calculated by applying the annual rate or rates to the Fund's average weekly net assets determined as of the close of the last business day of each week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth on Schedule B. Subject to the provisions of paragraph 5 hereof, payment of MSDW Services' compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 5 hereof.

     5. In the event the operating expenses of any open-end Fund and/or any Series thereof, or of InterCapital Income Securities Inc., including amounts payable to MSDW Advisors pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund and/or any Series thereof imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, or, in the case of InterCapital Income Securities Inc. or Morgan Stanley Dean Witter Variable Investment Series or any Series thereof, the expense limitation specified in the Fund's Investment Management Agreement, the fee payable hereunder shall be reduced on a pro rata basis in the same proportion as the fee payable by the Fund under the Investment Management Agreement is reduced.

     6. MSDW Services shall bear the cost of rendering the administrative services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund employed by MSDW Services, and such clerical help and bookkeeping services as MSDW Services shall reasonably require in performing its duties hereunder.

     7. MSDW Services will use its best efforts in the performance of administrative activities on behalf of each Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, MSDW Services shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by MSDW Services or for any losses sustained by the Fund or its investors. It is understood that, subject to the terms and conditions of the Investment Management Agreement between each Fund and MSDW Advisors, MSDW Advisors shall retain ultimate responsibility for all services to be performed hereunder by MSDW Services. MSDW Services shall indemnify MSDW Advisors and hold it harmless from any liability that MSDW Advisors may incur arising out of any act or failure to act by MSDW Services in carrying out its responsibilities hereunder.

     8. It is understood that any of the shareholders, Directors/Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, MSDW Services, and in any person controlling, controlled by or under common control with MSDW Services, and that MSDW Services and any person controlling, controlled by or under common control with MSDW Services may have an interest in the Fund. It is also understood that MSDW Services and any affiliated persons thereof or any persons controlling, controlled by or under common control with MSDW Services have and may have advisory, management, administration service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.

     9. This Agreement shall continue until April 30, 1999, and thereafter shall continue automatically for successive periods of one year unless terminated by either party by written notice delivered to the other party within 30 days of the expiration of the then-existing period. Notwithstanding the foregoing, this Agreement may be terminated at any time, by either party on 30 days' written notice delivered to the other party. In the event that the Investment Management Agreement between any Fund and MSDW Advisors is terminated, this Agreement will automatically terminate with respect to such Fund.

     10. This Agreement may be amended or modified by the parties in any manner by written agreement executed by each of the parties hereto.

     11. This Agreement may be assigned by either party with the written consent of the other party.

     12. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, as amended, on June 22, 1998 in New York, New York.

                                          MORGAN STANLEY DEAN WITTER
                                          ADVISORS INC.

                                          By:

                                            ------------------------------------

Attest:

--------------------------------------

                                          MORGAN STANLEY DEAN WITTER SERVICES
                                          COMPANY INC.

                                          By:

                                            ------------------------------------

Attest:

--------------------------------------

                                   SCHEDULE A

                        MORGAN STANLEY DEAN WITTER FUNDS

                       AS AMENDED AS OF FEBRUARY 9, 1999

                                                    OPEN-END FUNDS
 1.   Active Assets California Tax-Free Trust
 2.   Active Assets Government Securities Trust
 3.   Active Assets Money Trust
 4.   Active Assets Tax-Free Trust
 5.   Morgan Stanley Dean Witter Aggressive Equity Fund
 6.   Morgan Stanley Dean Witter American Value Fund
 7.   Morgan Stanley Dean Witter Balanced Growth Fund
 8.   Morgan Stanley Dean Witter Balanced Income Fund
 9.   Morgan Stanley Dean Witter California Tax-Free Daily Income
      Trust
10.   Morgan Stanley Dean Witter California Tax-Free Income Fund
11.   Morgan Stanley Dean Witter Capital Appreciation Fund
12.   Morgan Stanley Dean Witter Capital Growth Securities
13.   Morgan Stanley Dean Witter Competitive Edge Fund, "Best
      Ideas" Portfolio
14.   Morgan Stanley Dean Witter Convertible Securities Trust
15.   Morgan Stanley Dean Witter Developing Growth Securities
      Trust
16.   Morgan Stanley Dean Witter Diversified Income Trust
17.   Morgan Stanley Dean Witter Dividend Growth Securities Inc.
18.   Morgan Stanley Dean Witter Equity Fund
19.   Morgan Stanley Dean Witter European Growth Fund Inc.
20.   Morgan Stanley Dean Witter Federal Securities Trust
21.   Morgan Stanley Dean Witter Financial Services Trust
22.   Morgan Stanley Dean Witter Fund of Funds

       (i)      Domestic Portfolio
       (ii)     International Portfolio

23.   Morgan Stanley Dean Witter Global Dividend Growth Securities
24.   Morgan Stanley Dean Witter Global Short-Term Income Fund
      Inc.
25.   Morgan Stanley Dean Witter Global Utilities Fund
26.   Morgan Stanley Dean Witter Growth Fund
27.   Morgan Stanley Dean Witter Hawaii Municipal Trust
28.   Morgan Stanley Dean Witter Health Sciences Trust
29.   Morgan Stanley Dean Witter High Yield Securities Inc.
30.   Morgan Stanley Dean Witter Income Builder Fund
31.   Morgan Stanley Dean Witter Information Fund
32.   Morgan Stanley Dean Witter Intermediate Income Securities
33.   Morgan Stanley Dean Witter International Fund
34.   Morgan Stanley Dean Witter International SmallCap Fund
35.   Morgan Stanley Dean Witter Japan Fund
36.   Morgan Stanley Dean Witter Limited Term Municipal Trust
37.   Morgan Stanley Dean Witter Liquid Asset Fund Inc.
38.   Morgan Stanley Dean Witter Managers Focus Fund
39.   Morgan Stanley Dean Witter Market Leader Trust
40.   Morgan Stanley Dean Witter Mid-Cap Dividend Growth
      Securities
41.   Morgan Stanley Dean Witter Mid-Cap Growth Fund
42.   Morgan Stanley Dean Witter Multi-State Municipal Series
      Trust
43.   Morgan Stanley Dean Witter Natural Resource Development
      Securities Inc.

      44.  Morgan Stanley Dean Witter New York Municipal Money Market Trust
      45.  Morgan Stanley Dean Witter New York Tax-Free Income Fund
      46.  Morgan Stanley Dean Witter Pacific Growth Fund Inc.
      47.  Morgan Stanley Dean Witter Precious Metals and Minerals Trust
      48.  Morgan Stanley Dean Witter Real Estate Fund
      49.  Morgan Stanley Dean Witter Select Dimensions Investment Series

       (i)      American Value Portfolio
       (ii)     Balanced Growth Portfolio
       (iii)    Developing Growth Portfolio
       (iv)     Diversified Income Portfolio
       (v)      Dividend Growth Portfolio
       (vi)     Emerging Markets Portfolio
       (vii)    Global Equity Portfolio
       (viii)   Growth Portfolio
       (ix)     Mid-Cap Growth Portfolio
       (x)      Money Market Portfolio
       (xi)     North American Government Securities Portfolio
       (xii)    Utilities Portfolio
       (xiii)   Value-Added Market Portfolio

50.   Morgan Stanley Dean Witter Select Municipal Reinvestment
      Fund
51.   Morgan Stanley Dean Witter U.S. Government Money Market
      Trust
52.   Morgan Stanley Dean Witter Utilities Fund
53.   Morgan Stanley Dean Witter Short-Term Bond Fund
54.   Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
55.   Morgan Stanley Dean Witter Special Value Fund
56.   Morgan Stanley Dean Witter Strategist Fund
57.   Morgan Stanley Dean Witter S&P 500 Index Fund
58.   Morgan Stanley Dean Witter S&P 500 Select Fund
59.   Morgan Stanley Dean Witter Tax-Exempt Securities Trust
60.   Morgan Stanley Dean Witter Tax-Free Daily Income Trust
61.   Morgan Stanley Dean Witter U.S. Government Securities Trust
62.   Morgan Stanley Dean Witter Value Fund
63.   Morgan Stanley Dean Witter Value-Added Market Series
64.   Morgan Stanley Dean Witter Variable Investment Series

       (i)      Capital Appreciation Portfolio
       (ii)     Capital Growth Portfolio
       (iii)    Competitive Edge "Best Ideas" Portfolio
       (iv)     Dividend Growth Portfolio
       (v)      Equity Portfolio
       (vi)     European Growth Portfolio
       (vii)    Global Dividend Growth Portfolio
       (viii)   High Yield Portfolio
       (ix)     Income Builder Portfolio
       (x)      Money Market Portfolio
       (xi)     Quality Income Plus Portfolio
       (xii)    Pacific Growth Portfolio
       (xiii)   S&P 500 Index Portfolio
       (xiv)    Strategist Portfolio
       (xv)     Utilities Portfolio

65.   Morgan Stanley Dean Witter World Wide Income Trust
66.   Morgan Stanley Dean Witter Worldwide High Income Fund

                         CLOSED-END FUNDS
67.   High Income Advantage Trust
68.   High Income Advantage Trust II
69.   High Income Advantage Trust III
70.   InterCapital Income Securities Inc.
71.   Dean Witter Government Income Trust
72.   InterCapital Insured Municipal Bond Trust
73.   InterCapital Insured Municipal Trust
74.   InterCapital Insured Municipal Income Trust
75.   InterCapital California Insured Municipal Income Trust
76.   InterCapital Insured Municipal Securities
77.   InterCapital Insured California Municipal Securities
78.   InterCapital Quality Municipal Investment Trust
79.   InterCapital Quality Municipal Income Trust
80.   InterCapital Quality Municipal Securities
81.   InterCapital California Quality Municipal Securities
82.   InterCapital New York Quality Municipal Securities

                                                                      SCHEDULE B

                MORGAN STANLEY DEAN WITTER SERVICES COMPANY INC.

                        SCHEDULE OF ADMINISTRATIVE FEES
                       AS AMENDED AS OF FEBRUARY 9, 1999

     Monthly compensation calculated daily by applying the following annual rates to a fund's daily net assets:

FIXED INCOME FUNDS

Morgan Stanley Dean Witter
Balanced
  Income Fund                      0.060% of the daily net assets.

Morgan Stanley Dean Witter
  California Tax-Free Income
  Fund 0.055% of the portion of the daily net assets not exceeding $500 million; 0.0525% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.050% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.0475% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.045% of the portion of the daily net assets exceeding $1.25 billion.

Morgan Stanley Dean Witter
  Convertible Securities Trust     0.060% of the portion of the daily net assets
                                   not exceeding $750 million; 0.055% of the portion of the daily net assets exceeding
                                   $750 million but not exceeding $1 billion;
                                   0.050% of the portion of the daily net assets of the exceeding $1 billion but not exceeding
                                   $1.5 billion; 0.0475% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.045% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.0425% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter
  Diversified Income Trust         0.040% of the daily net assets.

Morgan Stanley Dean Witter
Federal
  Securities Trust                 0.055% of the portion of the daily net assets
                                   not exceeding $1 billion; 0.0525% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                   0.050% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.0475% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.045% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.0425% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.040% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.0375% of the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.035% of the portion of the daily net assets exceeding $12.5 billion.

Morgan Stanley Dean Witter
Global
  Short-Term Income Fund Inc.      0.055% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.050% of the portion of the daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter
Hawaii
  Municipal Trust                  0.035% of the daily net assets.

Morgan Stanley Dean Witter High   0.050% of the portion of the daily net assets
  Yield Securities Inc.           not exceeding $500 million; 0.0425% of the
                                  portion of the daily net assets exceeding
                                  $500 million but not exceeding $750 million;
                                  0.0375% of the portion of the daily net
                                  assets exceeding $750 million but not
                                  exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.0325% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.030% of the portion of daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter        0.060% of the portion of the daily net assets
  Intermediate Income             not exceeding $500 million; 0.050% of the
  Securities                      portion of the daily net assets exceeding
                                  $500 million but not exceeding $750 million;
                                  0.040% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.030% of the portion of the daily net assets exceeding $1 billion.

Morgan Stanley Dean Witter        0.050% of the daily net assets.
Limited Term Municipal Trust

Morgan Stanley Dean Witter        0.035% of the daily net assets.
  Multi-State Municipal Series
  Trust (10 Series)

Morgan Stanley Dean Witter New    0.055% of the portion of the daily net assets
York Tax-Free Income Fund         not exceeding $500 million; and 0.0525% of
                                  the portion of the daily net assets exceeding
                                  $500 million.

Morgan Stanley Dean Witter        0.039% of the daily net assets.
Select Dimensions Investment
  Series -- North American
  Government Securities
  Portfolio

Morgan Stanley Dean Witter        0.050% of the daily net assets.
  Select Municipal Reinvestment
  Fund

Morgan Stanley Dean Witter        0.070% of the daily net assets.
  Short-Term Bond Fund

Morgan Stanley Dean Witter        0.035% of the daily net assets.
  Short-Term U.S. Treasury
  Trust

Morgan Stanley Dean Witter        0.050% of the portion of the daily net assets
  Tax-Exempt Securities Trust     not exceeding $500 million; 0.0425% of the
                                  portion of the daily net assets exceeding
                                  $500 million but not exceeding $750 million;
                                  0.0375% of the portion of the daily net
                                  assets exceeding $750 million but not
                                  exceeding $1 billion; and 0.035% of the
                                  portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion;
                                  .0325% of the portion of the daily net assets exceeding $1.25 billion.

Morgan Stanley Dean Witter        0.050% of the portion of the daily net assets
  U.S. Government Securities      not exceeding $1 billion; 0.0475% of the
  Trust                           portion of the daily net assets exceeding $1
                                  billion but not exceeding $1.5 billion;
                                  0.045% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.0425% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.040% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.0375% of the por-tion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion;
                                  0.035% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.0325% of the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.030% of the portion of the daily net assets exceeding
                                  $12.5 billion.

Morgan Stanley Dean Witter        0.050% of the portion of the daily net assets
  Variable Investment Series --   not exceeding $500 million; and 0.0425% of
  High Yield Portfolio            the daily net assets exceeding $500 million.



  Quality Income Plus Portfolio    0.050% of the portion of the daily the net
                                   assets up to $500 million; and 0.045% of the portion of the daily net assets exceeds $500 million.

Morgan Stanley Dean Witter         0.075% of the portion of the daily net assets
  World Wide Income Trust          up to $250 million; 0.060% of the portion of
                                   the daily net assets exceeding $250 million but not exceeding $500 million; 0.050% of the portion of the daily net assets of the exceeding $500 million but not exceeding $750 million; 0.040% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.030% of the portion of the daily net assets exceeding $1 billion.


Morgan Stanley Dean Witter         0.060% of the daily net assets.
  Worldwide High Income Fund

EQUITY FUNDS

Morgan Stanley Dean Witter         0.075% of the daily net assets.
  Aggressive Equity Fund

Morgan Stanley Dean Witter         0.0625% of the portion of the daily net
  American Value Fund              assets not exceeding $250 million; 0.050% of
                                   the portion of the daily net assets exceeding
                                   $250 million but not exceeding $2.25 billion;
                                   0.0475% of the portion of the daily net
                                   assets exceeding $2.25 billion but not
                                   exceeding $3.5 billion; 0.0450% of the
                                   portion of the daily net assets exceeding 3.5 billion but not exceeding 4.5 billion; and 0.0425% of the portion of the daily net assets exceeding $4.5 billion.

Morgan Stanley Dean Witter         0.060% of the daily net assets.
  Balanced Growth Fund

Morgan Stanley Dean Witter         0.075% of the portion of the daily net assets
  Capital Appreciation Fund        not exceeding $500 million; and 0.0725% of
                                   the portion of the daily net assets exceeding
                                   $500 million.


Morgan Stanley Dean Witter         0.065% of the portion of the daily net assets
  Capital Growth Securities        not exceeding $500 million; 0.055% of the
                                   portion exceeding $500 million but not
                                   exceeding $1 billion; 0.050% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.0475% of the portion of the daily net assets exceeding $1.5 billion.

Morgan Stanley Dean Witter         0.065% of the portion of the daily net assets
  Competitive Edge Fund,           not exceeding $1.5 billion; and 0.0625% of
  "Best Ideas" Portfolio           the portion of the daily net assets exceeding
                                   $1.5 billion.

Morgan Stanley Dean Witter         0.050% of the portion of the daily net assets
  Developing Growth Securities     not exceeding $500 million; and 0.0475% of
  Trust                            the portion of the daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter         0.0625% of the portion of the daily net
  Dividend Growth Securities Inc.  assets not exceeding $250 million; 0.050% of the portion of the daily net assets exceeding
                                   $250 million but not exceeding $1 billion;
                                   0.0475% of the portion of the daily net
                                   assets exceeding $1 billion but not exceeding
                                   $2 billion; 0.045% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.0425% of the portion of the daily net assets exceeding $3 billion but not exceeding $4 billion; 0.040% of the portion of the daily net assets exceeding $4 billion but not exceeding $5 billion; 0.0375% of the portion of the daily net assets exceeding $5 billion but not exceeding $6 billion; 0.035% of the portion of the daily net assets exceeding $6 billion but not exceeding $8 billion; 0.0325% of the portion of the daily net assets exceeding $8 billion but not exceeding $10 billion; 0.030% of the portion of the daily net assets exceeding $10 billion but not exceeding $15 billion; and 0.0275% of the portion of the daily net assets exceeding $15 billion.

Morgan Stanley Dean Witter         0.051% of the daily net assets.
  Equity Fund

Morgan Stanley Dean Witter         0.057% of the portion of the daily net assets
  European Growth Fund Inc.        not exceeding $500 million; 0.054% of the
                                   portion of the daily net assets exceeding
                                   $500 million but not exceeding $2 billion;
                                   and 0.051% of the portion of the daily net assets exceeding $2 billion.

Morgan Stanley Dean Witter         0.075% of the daily net assets.
  Financial Services Trust

Morgan Stanley Dean Witter Fund
  of Funds -- Domestic Portfolio   None

  International Portfolio          None

Morgan Stanley Dean Witter         0.075% of the portion of the daily net assets
  Global Dividend Growth           not exceeding $1 billion; 0.0725% of the
  Securities                       portion of the daily net assets exceeding $1
                                   billion but not exceeding $1.5 billion;
                                   0.070% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.0675% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.0650% of the portion of the daily net assets exceeding
                                   $3.5 billion but not exceeding $4.5 billion;
                                   and 0.0625% of the portion of the daily net assets exceeding $4.5 billion.

Morgan Stanley Dean Witter         0.065% of the portion of the daily net assets
  Global Utilities Fund            not exceeding $500 million; and 0.0625% of
                                   the portion of the daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter         0.048% of the portion of daily net assets not
  Growth Fund                      exceeding $750 million; 0.045% of the portion
                                   of daily net assets exceeding $750 million but not exceeding $1.5 billion; and

                                   0.042% of the portion of daily net assets exceeding $1.5 billion.

Morgan Stanley Dean Witter
Health
  Sciences Trust                   0.10% of the portion of daily net assets not
                                   exceeding $500 million; and 0.095% of the portion of daily net assets exceeding $500 million.

Morgan Stanley Dean Witter
Income
  Builder Fund                     0.075% of the portion of the net assets not
                                   exceeding $500 million; and 0.0725% of the portion of daily net assets exceeding $500 million.

Morgan Stanley Dean Witter
  Information Fund                 0.075% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.0725% of the portion of the daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter
  International Fund               0.060% of the daily net assets.

Morgan Stanley Dean Witter
  International SmallCap Fund      0.069% of the daily net assets.

Morgan Stanley Dean Witter
  Japan Fund                       0.057% of the daily net assets.

Morgan Stanley Dean Witter
  Managers Focus Fund              0.0625% of the daily net assets.

Morgan Stanley Dean Witter
Market
  Leader Trust                     0.075% of the daily net assets.

Morgan Stanley Dean Witter
Mid-Cap
  Dividend Growth Securities       0.075 of the daily net assets.

Morgan Stanley Dean Witter
Mid-Cap
  Growth Fund                      0.075% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.0725% of the portion of the daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter
Natural
  Resource Development
  Securities
  Inc. 0.057% of the portion of the daily net assets not exceeding $250 million and 0.050% of the portion of the daily net assets exceeding $250 million.

Morgan Stanley Dean Witter
Pacific
  Growth Fund Inc.                 0.057% of the portion of the daily net assets
                                   not exceeding $1 billion; 0.054% of the
                                   portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.051% of the portion of the daily net assets exceeding $2 billion.

Morgan Stanley Dean Witter
Precious
  Metals and Minerals Trust        0.080% of the daily net assets.

Morgan Stanley Dean Witter Real
  Estate Fund
                                   0.060% of the daily net assets.

Morgan Stanley Dean Witter
Select
  Dimensions Investment
  Series --
  American Value Portfolio         0.0625% of the daily net assets.

  Balanced Growth Portfolio        0.065% of the daily net assets.

  Developing Growth Portfolio      0.050% of the daily net assets.

  Diversified Income Portfolio     0.040% of the daily net assets.

  Dividend Growth Portfolio        0.0625% of the portion of the daily net
                                   assets not exceeding $500 million; and 0.050% of the portion of the daily net assets exceeding $500 million.

  Emerging Markets Portfolio       0.075% of the daily net assets.

  Global Equity Portfolio          0.10% of the daily net assets.

  Growth Portfolio                 0.048% of the daily net assets.

  Mid-Cap Growth Portfolio         0.075% of the daily net assets

  Utilities Portfolio              0.065% of the daily net assets.

  Value-Added Market Portfolio     0.050% of the daily net assets.


Morgan Stanley Dean Witter         0.075% of the daily net assets.
  Special Value Fund

Morgan Stanley Dean Witter         0.060% of the portion of the daily net assets
  Strategist Fund                  not exceeding $500 million; 0.055% of the
                                   portion of the daily net assets exceeding
                                   $500 million but not exceeding $1 billion;
                                   0.050% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0475% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.0 billion; and 0.045% of the portion of the daily net assets exceeding
                                   $2.0 billion.


Morgan Stanley Dean Witter S&P     0.040% of the daily net assets.
  500 Index Fund

Morgan Stanley Dean Witter S&P     0.060% of the daily net assets.
  500 Select Fund

Morgan Stanley Dean Witter         0.065% of the portion of the daily net assets
  Utilities Fund                   not exceeding $500 million; 0.055% of the
                                   portion of the daily net assets exceeding
                                   $500 million but not exceeding $1 billion;
                                   0.0525% of the portion of the daily net
                                   assets exceeding $1 billion but not exceeding
                                   $1.5 billion; 0.050% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.0475% of the portion of the daily net assets exceeding
                                   $2.5 billion but not exceeding $3.5 billion;
                                   0.045% of the portion of the daily net assets exceeding $3.5 but not exceeding $5 billion;
                                   and 0.0425% of the daily net assets exceeding
                                   $5 billion.


Morgan Stanley Dean Witter         0.060% of the daily net assets.
  Value Fund

Morgan Stanley Dean Witter         0.050% of the portion of the daily net assets
  Value-Added Market Series        not exceeding $500 million; 0.45% of the
                                   portion of the daily net assets exceeding
                                   $500 million but not exceeding $1 billion;
                                   0.0425% of the portion of the daily net
                                   assets exceeding $1.0 billion but not
                                   exceeding $2.0 billion; and 0.040% of the portion of the daily net assets exceeding $2 billion.




Morgan Stanley Dean Witter         0.075% of the daily net assets.
  Variable Investment Series --
  Capital Appreciation Portfolio

  Capital Growth Portfolio         0.065% of the daily net assets.


  Competitive Edge "Best Ideas"    0.065% of the daily net assets.
  Portfolio

  Dividend Growth Portfolio        0.0625% of the portion of the daily net
                                   assets not exceeding $500 million; and 0.050% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.0475% of the portion of the daily net assets exceeding $1.0 billion but not exceeding $2.0 billion; and 0.045% of the portion of the daily net assets exceeding $2 billion.

  Equity Portfolio                 0.050% of the net assets of the portion of
                                   the daily net assets not exceeding $1
                                   billion; and 0.0475% of the portion of the daily net assets exceeding $1 billion.

  European Growth Portfolio        0.057% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.054% of the portion of the daily net assets exceeding
                                   $500 million.

  Income Builder Portfolio         0.075% of the daily net assets.

  Pacific Growth Portfolio         0.057% of the daily net assets.

  S&P 500 Index Portfolio          0.040% of the daily net assets.

  Strategist Portfolio             0.050% of the daily net assets.

  Utilities Portfolio              0.065% of the portion of the daily net assets
                                   not exceeding $500 million and 0.055% of the portion of the daily net assets exceeding
                                   $500 million.

MONEY MARKET FUNDS

Active Assets Trusts:
  (1) Active Assets Money Trust    0.050% of the portion of the daily net assets
  (2) Active Assets Tax-Free       not exceeding $500 million; 0.0425% of the
      Trust                        portion of the daily net assets exceeding
  (3) Active Assets California     $500 million but not exceeding $750 million;
      Tax-Free Trust               0.0375% of the portion of the daily net
  (4) Active Assets Government     assets exceeding $750 million but not
      Securities Trust             exceeding $1 billion; 0.035% of the portion
                                   of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2 billion;
                                   0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter         0.050% of the portion of the daily net assets
  California Tax-Free Daily        not exceeding $500 million; 0.0425% of the
  Income Trust                     portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2 billion;
                                   0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter         0.050% of the portion of the daily net assets
  Liquid Asset Fund Inc.           not exceeding $500 million; 0.0425% of the
                                   portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.35 billion; 0.0325% of the portion of the daily net assets exceeding
                                   $1.35 billion but not exceeding $1.75
                                   billion; 0.030% of the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.15 billion; 0.0275% of the portion of the daily net assets exceeding
                                   $2.15 billion but not exceeding $2.5 billion;
                                   0.025% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $15 billion; 0.0249% of the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; and 0.0248% of the portion of the daily net assets exceeding
                                   $17.5 billion.

Morgan Stanley Dean Witter New     0.050% of the portion of the daily net assets
  York Municipal Money             not exceeding $500 million; 0.0425% of the
  Market Trust                     portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2 billion;
                                   0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

U.S. Government Money              0.050% of the daily net assets.
  Market Series

Morgan Stanley Dean Witter         0.050% of the daily net assets.
  Select Dimensions Investment
  Series--Money Market Portfolio

Morgan Stanley Dean Witter         0.050% of the portion of the daily net assets
  Tax-Free Daily Income Trust      not exceeding $500 million; 0.0425% of the
                                   portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2 billion;
                                   0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter         0.050% of the portion of the daily net assets
  U.S. Government Money            not exceeding $500 million; 0.0425% of the
  Market Trust                     portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding

                                   $750 million but not exceeding $1 billion;
                                   0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter         0.050% of the daily net assets.
  Variable Investment Series --
  Money Market Portfolio

     Monthly compensation calculated weekly by applying the following annual rates to a fund's weekly net assets:

CLOSED-END FUNDS

Dean Witter Government Income      0.060% of the average weekly net assets.
 Trust

High Income Advantage Trust        0.075% of the portion of the average weekly
                                   net assets not exceeding $250 million; 0.060% of the portion of average weekly net assets exceeding $250 million and not exceeding $500 million; 0.050% of the portion of average weekly net assets exceeding $500 million and not exceeding $750 million; 0.040% of the portion of average weekly net assets exceeding $750 million and not exceeding $1 billion; and 0.030% of the portion of average weekly net assets exceeding $1 billion.

High Income Advantage Trust II     0.075% of the portion of the average weekly
                                   net assets not exceeding $250 million; 0.060% of the portion of average weekly net assets exceeding $250 million and not exceeding $500 million; 0.050% of the portion of average weekly net assets exceeding $500 million and not exceeding $750 million; 0.040% of the portion of average weekly net assets exceeding $750 million and not exceeding $1 billion; and 0.030% of the portion of average weekly net assets exceeding $1 billion.

High Income Advantage Trust III    0.075% of the portion of the average weekly
                                   net assets not exceeding $250 million; 0.060% of the portion of average weekly net assets exceeding $250 million and not exceeding $500 million; 0.050% of the portion of average weekly net assets exceeding $500 million and not exceeding $750 million; 0.040% of the portion of the average weekly net assets exceeding $750 million and not exceeding $1 billion; and 0.030% of the portion of average weekly net assets exceeding $1 billion.

InterCapital Income Securities     0.050% of the average weekly net assets.
  Inc.

InterCapital Insured Municipal     0.035% of the average weekly net assets.
  Bond Trust

InterCapital Insured Municipal     0.035% of the average weekly net assets.
  Trust

InterCapital Insured Municipal     0.035% of the average weekly net assets.
  Income Trust

InterCapital California Insured    0.035% of the average weekly net assets.
  Municipal Income Trust

InterCapital Quality Municipal     0.035% of the average weekly net assets.
  Investment Trust

InterCapital New York Quality      0.035% of the average weekly net assets.
  Municipal Securities

InterCapital Quality Municipal     0.035% of the average weekly net assets.
  Income Trust

InterCapital Quality Municipal     0.035% of the average weekly net assets.
  Securities

InterCapital California Quality    0.035% of the average weekly net assets.
  Municipal Securities

InterCapital Insured Municipal     0.035% of the average weekly net assets.
  Securities

InterCapital Insured California    0.035% of the average weekly net assets.
  Municipal Securities